UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2019

ARMADA HOFFLER PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Central Park Avenue, Suite 2100
Virginia Beach, Virginia	23462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On June 12, 2019, Armada Hoffler Properties, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on four proposals presented at the Annual Meeting, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 26, 2019 (the “Proxy Statement”). Holders of 49,782,775 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

The following are the voting results of the proposals submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1 (Election of Directors) — The Company’s stockholders elected the following eight persons as directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2020, or until his or her respective successor is duly elected and qualified. The following table sets forth the voting results for each director nominee:

Director Nominee	For	Withheld	Broker Non-Votes
George F. Allen	26,575,851	15,183,790	8,023,134
James A. Carroll	28,191,034	13,568,607	8,023,134
James C. Cherry	28,184,604	13,575,037	8,023,134
Louis S. Haddad	40,818,562	941,079	8,023,134
Eva S. Hardy	41,480,115	279,526	8,023,134
Daniel A. Hoffler	39,385,494	2,374,147	8,023,134
A. Russell Kirk	37,185,012	4,574,629	8,023,134
John W. Snow	41,449,153	310,488	8,023,134

Proposal 2 (Ratification of Ernst & Young LLP) — The Company’s stockholders approved the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019. The following table sets forth the voting results for this proposal:

For	Against	Abstentions
49,711,196	62,334	9,245

Proposal 3 (Advisory Vote on Executive Compensation) — The Company’s stockholders approved, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The following table sets forth the voting results for this proposal:

For	Against	Abstentions	Broker Non-Votes
40,648,664	1,011,545	99,432	8,023,134

Proposal 4 (Advisory Vote on Frequency of Holding an Advisory Vote on Executive Compensation) — Consistent with the recommendation of the Company’s board of directors, the Company’s stockholders selected, in an advisory (non-binding) vote, one year as the preferred frequency that the Company should seek an advisory vote on the compensation of the Company’s named executive officers. The following table sets forth the voting results for this proposal:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
41,567,171	46,031	105,579	40,860	8,023,134

Based on the results of Proposal 4, the Company’s board of directors has determined that the Company will hold future stockholder advisory votes on the compensation of its named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Date: June 13, 2019	By:	/s/ Michael P. O’Hara
Michael P. O’Hara
Chief Financial Officer, Treasurer and Secretary